SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[     ] Preliminary Proxy Statement

[     ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[  X  ] Definitive Proxy Statement

[     ] Definitive Additional Materials

[     ] Soliciting Material Pursuant to Sec. 240.14a-12


                         THE IRISH INVESTMENT FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X   ] No fee required.

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

[     ] Fee paid previously with preliminary materials.

[     ] Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                               [GRAPHIC OMITTED]
                                   IRISH LOGO

Dear Stockholder,

     The Irish Investment Fund, Inc. (the "Fund") will hold its 2001 Annual Meeting of Stockholders (the "Meeting") on Tuesday, June 12, 2001 at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048. At the Meeting, stockholders will elect three Directors, two for a three-year term and one for a one-year term and vote on such other matters as may properly come before the Meeting.

     On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

     Although already communicated to stockholders in the Fund's most recent Quarterly Report dated January 31, 2000 and also by way of a press release in March, I would like to take this opportunity to comment on the changes which the Board recently approved in relation to the Fund's investment strategy and the change in the Fund's name to THE NEW IRELAND FUND, INC.

     The introduction of the new investment strategy was aimed at taking advantage of the significant changes that have occurred in the Irish economy over the past few years. Consistent with this view and in order to advance the Fund's investment objectives of long-term capital appreciation over the coming years, the Board decided that the investment portfolio will have a bias towards both listed and, to a lesser extent, unlisted high growth Irish companies, drawn primarily from the technology, telecommunications and healthcare sectors.

     The Fund will not invest exclusively in these high growth sectors but will also continue to invest in other Irish companies with the potential for long-term capital appreciation. The adoption of this strategy is the natural evolution of many of the things that the Fund has been doing over the last number of years.

     The Board believes that the Fund's investment strategy must move in tandem with the indigenous direction of the new economy while maintaining the primary objective of long-term capital appreciation.

     The Fund's new name -- THE NEW IRELAND FUND, INC. -- is also meant to be a reflection of the new strategy and the economy of the "new" Ireland.

     We look forward to your continued support as we move forward.

                                                             Sincerely,

                                                             /SIG/ SIGNATURE
                                                             Peter J. Hooper
                                                             Chairman

                         THE IRISH INVESTMENT FUND, INC.
                                  C/O PFPC INC.
                          101 FEDERAL STREET, 6TH FLOOR
                           BOSTON, MASSACHUSETTS 02110




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Irish Investment Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048 on June 12, 2001, at 9:00 a.m., for the following purposes:


         1.   To elect three (3) Directors of the Fund (Proposal 1).


         2. To consider and act upon any other business as may properly come before the Meeting or at any adjournments thereof.

         These items are all discussed in greater detail in the attached Proxy Statement.

         Only stockholders of record at the close of business on April 4, 2001 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.





                                                     Linda J. Hoard
                                                     Secretary

Dated: April 30, 2001



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WEASKTHATYOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.


         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.


         2.    JOINT ACCOUNTS:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration.


         3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


  REGISTRATION                                      VALID SIGNATURE


  CORPORATE ACCOUNTS

  (1)  ABC Corp.                                   ABC Corp.
  (2)  ABC Corp.                                   John Doe, Treasurer
  (3)  ABC Corp.
         c/o John Doe, Treasurer                   John Doe
  (4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee

  TRUST ACCOUNTS

  (1)  ABC Trust                                   Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee                        Jane B. Doe
         u/t/d 12/28/78


  CUSTODIAN OR ESTATE ACCOUNTS

  (1)  John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA             John B. Smith
  (2)  Estate of John B. Smith                     John B. Smith, Jr., Executor

                         THE IRISH INVESTMENT FUND, INC.
                                  C/O PFPC INC.
                          101 FEDERAL STREET, 6TH FLOOR
                           BOSTON, MASSACHUSETTS 02110


                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 12, 2001


                                 PROXY STATEMENT


     This Proxy Statement is furnished by the Board of Directors of The Irish Investment Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048, on June 12, 2001 at 9:00 a.m., and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for the other matters listed in the accompanying Notice of Annual Meeting of Stockholders. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available upon request without charge by writing to the Fund at the address listed above or by calling 1-800-468-6475.

     In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

     The close of business on April 4, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,306,917 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about April 30, 2001.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

     The date of this Proxy Statement is April 30, 2001.


             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

     To the knowledge of management of the Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 4, 2001:

                                                  AMOUNT AND NATURE
SHAREHOLDER NAME AND ADDRESS                        OF OWNERSHIP                     PERCENT OF SHARES
--------------------------------------        -------------------------           ----------------------

First Union Corporation                         386,312 (beneficial)                       7.28%
One First Union Center
Charlotte, NC
28288-0137

Charles Schwab & Company, Inc.                    502,922 (record)                         9.48%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

National Financial Services Corporation           492,109 (record)                         9.27%
200 Liberty Street
New York, NY 10281

Salomon Smith Barney Inc.                         395,703 (record)                         7.46%
333 W. 34th Street
New York, NY 10001

Chase Manhattan Bank                              375,748 (record)                         7.08%
4 New York Plaza, 13th Floor
New York, NY 10004

UBS Painewebber Inc.                              309,486 (record)                         5.83%
1000 Harbor Blvd.
Weekhawken, NJ 07087




                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of William P. Clark and Peter J. Hooper, Class II consists of Denis P. Kelleher and James M. Walton, and Class III consists of James J. Boyle and Denis Curran. The two Directors in Class II are being considered for election at this Meeting. In addition, Mr. Boyle is being considered for election as a Class III Director of the Fund. Mr. Boyle was appointed to the Board of Directors at the

     September 2000 Board meeting. If elected, Mr. Kelleher and Mr. Walton will hold office for a term of three years and until their successors are elected and qualified. Mr. Boyle will hold office for an initial term of one year. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of James J. Boyle, Denis P. Kelleher and James M. Walton.

     Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board of Directors has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

     The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.


                                                                                                      COMMON STOCK
                                                                                                       OF THE FUND
                                         FIRST                                                         BENEFICIALLY
NAME, AGE, POSITION                     BECAME A       TERM          PRINCIPAL OCCUPATIONS              OWNED AS OF
WITH FUND, AND ADDRESS              DIRECTOR/OFFICER EXPIRING        AND OTHER AFFILIATIONS           APRIL 4, 2001**  PERCENT
----------------------              ---------------- --------        ----------------------           ---------------  -------
Peter J. Hooper, 61                    1990           2003        President of Hooper Associates;          1,202        ****
Chariman of the Board                                             Director of the Ireland United
Westchester Financial Center                                      States Council for Commerce
Suite 1000                                                        and Industry
50 Main Street
White Plaines, NY 10606

James J. Boyle, 62                     2000           2002        Chairman and President of               19,242        ****
Director                                                          Cardinal Resources, Inc.
50 Main Street
White Plains, NY 10606

William Clark, 69                      1990           2003        Chief Executive Officer of Clark         2,033        ****
Director                                                          Company; Sr. Counsel to the law
1031 Pine Street                                                  firm of Clark, Cali and Negranti
Paso Robles, CA 93446

Denis Curran, 53                       2000           2002        Director and President -                     0        ****
Director*                                                         International of Bank of Ireland
75 Holly Hill Lane                                                Asset Management Limited
Greenwich, CT 06830

Denis P. Kelleher, 62                  1991           2001        Chief Executive Officer, Wall Street    18,040        ****
Director                                                          Access
17 Battery Place, 25th Floor
New York, NY 10004

James M. Walton, 70                    1990           2001        Formerly, Director and Vice              1,527        ****
Director                                                          Chairman, MMC Group, Inc.
525 William Penn Place,                                           (management Company)
Room 3902
Pittsburgh, PA 15219-1709



                                                                                                      COMMON STOCK
                                                                                                       OF THE FUND
                                         FIRST                                                         BENEFICIALLY
NAME, AGE, POSITION                     BECAME A       TERM          PRINCIPAL OCCUPATIONS              OWNED AS OF
WITH FUND, AND ADDRESS              DIRECTOR/OFFICER EXPIRING        AND OTHER AFFILIATIONS           APRIL 4, 2001**  PERCENT
----------------------              ---------------- --------        ----------------------           ---------------  -------

Richard H. Rose, 45                     1995            ***        Vice President and Division                0         ****
President and Treasurer                                            Manager, PFPC Inc.
101 Federal Street, 6th Floor
Boston, MA 02110

Linda J. Hoard, 53                      1997            ***        Vice President, PFPC Inc.;                 0         ****
Secretary                                                          Previously, Attorney Consultant for
101 Federal Street, 6th Floor                                      Fidelity Investments, Investors Bank
Boston, MA 02110                                                   & Trust Company and PFPC Inc


Directors and Officers as a Group                                                                        42,044         ****


---------------------------------

* "Interested" Director within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Curran is an "interested" Director because of his affiliation with Bank of Ireland Asset Management Ltd., of which the Fund's investment adviser is an affiliate.

**     This information has been furnished by each Director and Officer.

*** Each Officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

****   Less than 1%.

     There were four regular meetings and one special telephone meeting of the Board of Directors held during the fiscal year ended October 31, 2000. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2000 were $96,764.

     The Board of Directors has an Audit Committee, which consists of Messrs. Boyle, Clark, Hooper and Walton, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met once during the Fund's fiscal year ended October 31, 2000.

AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently amended and approved by the Board on March 13, 2001. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect. Finally, the Committee has considered whether the provision by the independent auditors to the Fund of information technology services relating to financial information design and implementation, internal audit and other nonaudit services to the Fund, or of professional services to the Fund's investment adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

James J. Boyle
William P. Clark
Peter J. Hooper
James M. Walton

April 18, 2001

     Set forth in the table below are audit fees billed to the Fund by PricewaterhouseCoopers LLP ("PWC") for professional services rendered to the Fund for the fiscal year ended October 31, 2000. There were no other fees billed by PWC to the Fund. Also set out below under "All Other Fees" are non-audit related fees that were billed by PWC to the Fund's Investment Adviser or its affiliates.



                  FINANCIAL INFORMATION SYSTEMS DESIGN
  AUDIT FEES            AND IMPLEMENTATION FEES                 ALL OTHER FEES

    $24,500                        $0                             $3,800,000

OTHER COMMITTEES

     The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Messrs. Boyle, Hooper, Kelleher, and Walton. The Compensation Committee met once during the Fund's fiscal year ended October 31, 2000. The Board of Directors of the Fund also has a Nominating Committee consisting of Messrs. Clark, Hooper, Kelleher and Walton, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee of the Fund met once during the Fund's fiscal year ended October 31, 2000.

PRIVACY POLICY

     In March 2001, the Fund adopted a privacy policy ("Privacy Policy") pursuant to Regulation S-P of Section 504 of the Gramm-Leach-Bliley Act (the "Act"). The Act, which became effective November 13, 2000, restricts the ability of a financial institution (such as the Fund) to disclose non-public, personal information about its customers and requires financial institutions to adopt policies and procedures to protect such information about its customers. A copy of the Fund's Privacy Policy is attached to this Proxy Statement as Appendix B.

COMPENSATION

     The following table sets forth certain information regarding the compensation of the Fund's Directors and Officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof an annual fee, effective June 1, 2000, of $11,500 plus $1,000 for each meeting of the Board of Directors or a Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional $13,500 annually. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board Meetings. No Director received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 2000.

                               COMPENSATION TABLE
                                     FOR THE
                    FUND'S FISCAL YEAR ENDED OCTOBER 31, 2000


                                                     PENSION OR
                                                     RETIREMENT        ESTIMATED
                                                      BENEFITS           ANNUAL            TOTAL
                                  AGGREGATE          ACCRUED AS         BENEFITS        COMPENSATION
NAME OF PERSON                   COMPENSATION       PART OF FUND          UPON         FROM THE FUND
AND POSITION                     FROM THE FUND        EXPENSES         RETIREMENT     PAID TO DIRECTORS
--------------------          ------------------- ----------------   --------------  -------------------
Peter J. Hooper                    $16,392               0                N/A             $16,392
   Chairman of the Board
James J. Boyle,*                    $2,000               0                N/A              $2,000
   Director
William P. Clark,                  $11,400               0                N/A             $11,400
   Director



                                                     PENSION OR
                                                     RETIREMENT        ESTIMATED
                                                      BENEFITS           ANNUAL            TOTAL
                                  AGGREGATE          ACCRUED AS         BENEFITS        COMPENSATION
NAME OF PERSON                   COMPENSATION       PART OF FUND          UPON         FROM THE FUND
AND POSITION                     FROM THE FUND        EXPENSES         RETIREMENT     PAID TO DIRECTORS
--------------------          ------------------- ----------------   --------------  -------------------
Gerald F. Colleary,**               $0                    0                N/A             $0
   Director
Denis Curran,                       $0                    0                N/A             $0
   Director
Denis P. Kelleher,             $12,100                    0                N/A        $12,100
   Director
James M. Walton,               $12,100                    0                N/A        $12,100
   Director


-----------------------------------------

* Appointed to the Board of Directors at a meeting of the Board held on September 12, 2000.

**     Resigned from the Board of Directors effective January 14, 2000.


REQUIRED VOTE

     In the election of the Directors of the Fund, each candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.



            THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL NO. 1


                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Adviser. The business address for BIAM's office in the United States is 75 Holly Hill Lane, Greenwich, Connecticut 06830.

     PFPC Inc., the Fund's Administrator, located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110, provides administration services to the Fund.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Fund's Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2000 these persons complied with all such applicable filing requirements, except that a Form 3 report required to be filed by Denis Curran, a Director of the Fund, was filed late.

BROKER NON-VOTES AND ABSTENTIONS

     A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

     The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

     Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2001.


                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.


                              STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2002 must be received by the Fund on or before December 19, 2001 in order to be included in the Fund's proxy statement and proxy relating to that meeting.



                                                     Linda J. Hoard
                                                     SECRETARY



Dated: April 30, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A

                         THE IRISH INVESTMENT FUND, INC.

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or its investment adviser, consultant, administrator or custodian that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:


         1.   in  its  oversight  of  the  Company's  accounting  and  financial
              reporting   principles  and  policies  and  related  controls  and
              procedures maintained by or on behalf of the Company;


         2. in its oversight of the Company's financial statements and the independent audit thereof;


         3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and


         4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company or of Bank of Ireland Asset Management (U.S.) Limited ("BIAM") as to any information technology, internal audit and other nonaudit services provided by the auditors of the Company to the Company, BIAM, any entity controlling, controlled by or under common control with BIAM which provides services to the Company ("BIAM Affiliates").

     The outside auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

     The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each nonaudit service provided to the Company, BIAM and the BIAM Affiliates and at least the matters set forth in Independence Standards Board No. 1. Such Statement shall also delineate any professional, tax or consulting services to the investment adviser, consultant, administrator or custodian.

     The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's financial statements; (ii) information technology consulting services provided to the Company, BIAM and the BIAM Affiliates for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article
         IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

       1. with respect to the outside auditor,

         (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

         (ii) to review the fees charged by the outside auditors for audit and non-audit services;

         (iii)to ensure that the outside auditors prepare and deliver annually a Statement as to independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

         (iv) if applicable, to consider whether the outside auditors' provision to the Company, BIAM and the BIAM Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other nonaudit services is compatible with maintaining the independence of the outside auditors; and

         (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

       2. with respect to financial reporting principles and policies and related controls and procedures,

         (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

         (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
              Section 380), as may be modified or supplemented, including reports and communications related to:

              (BULLET) deficiencies noted in the audit in the design or operation of related controls;

              (BULLET)   consideration of fraud in a financial statement audit;

              (BULLET)   detection of illegal acts;

              (BULLET) the outside auditor's responsibility under generally accepted auditing standards;

              (BULLET)   significant accounting policies;

              (BULLET)   management judgments and accounting estimates;

              (BULLET)   adjustments arising from the audit;

              (BULLET) the responsibility of the outside auditor for other information in documents containing audited financial statements;

              (BULLET)   disagreements with management;

              (BULLET)   consultation by management with other accountants;

              (BULLET)   major  issues   discussed  with  management   prior  to
                         retention of the outside auditor;

              (BULLET) difficulties encountered with management in performing the audit; and

              (BULLET) the outside auditor's judgments about the quality of the Company's accounting principles;

         (iii) to meet with management and/or the outside auditors:

              (BULLET)   to discuss the scope of the annual audit;

              (BULLET)   to discuss the audited financial statements;

              (BULLET) to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

              (BULLET) to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

              (BULLET) to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

              (BULLET) to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

              (BULLET) to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

              (BULLET) to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management;

              (BULLET) to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

              (BULLET)   to review results of regulatory examinations;

              (BULLET)   to review compliance reports under the Codes of Ethics;
                         and

         (iv) to discuss with the Company's legal advisors any significant legal
              matters  that  may  have  a  material   effect  on  the  financial
              statements;

       3. with respect to reporting, recommendations and other matters,

         (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

         (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

         (iii)to review this Charter at least annually and recommend any changes to the full Board of Directors; and

         (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.




Amended: March 13, 2001

                                   APPENDIX B

                         THE IRISH INVESTMENT FUND, INC.

                                 PRIVACY POLICY

     The Irish Investment Fund, Inc. (the "Fund") appreciates the privacy concerns and expectations of its registered stockholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered stockholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:


              (BULLET) Directly from the registered stockholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.


              (BULLET) From the registered stockholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered stockholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's stockholders. The Fund maintains physical, electronic, and procedural safeguards to protect the stockholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered stockholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                         THE IRISH INVESTMENT FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders ---- June 12, 2001

     The undersigned hereby appoints Peter J. Hooper,  Ciaran Spillane and Linda
J. Hoard, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The Irish Investment Fund, Inc. held of record by the undersigned on April 4, 2001 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 12, 2001, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (Continued on the reverse side)

A
    Please mark
    your
    Votes as in
    this example




                         FOR              WITHHELD
1.      ELECTION
        OF
        DIRECTORS

For, except vote withheld from the
following nominee(s):

----------------------
                                       2.     To consider and vote upon
 Nominees:      Denis P. Kelleher             such other  matters as they
               (Class II Director)            may come before said
                                              Meeting or any
                James M. Walton               adjournment(s) thereof.
               (Class II Director)
                James J. Boyle
               (Class III Director)

        ABSTAIN


    Check Here For Change
    of Address and Note hereon.


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees and Proposal 2, as such matters may arise. Please refer to the proxy statement for a discussion of all the proposals. Please sign exactly as name appears hereon.



Signature:                                 Date:
          --------------------------------      --------------------------------

(IMPORTANT):  Please sign this Proxy exactly as the name(s)  appear  hereon.  If joint owners, EITHER may sign this proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer.

VIA EDGAR

April 30, 2001

Securities and Exchange Commission
Judiciary Plaza, 450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:        Office of Filings, Information and Consumer Services

         Re:      The Irish Investment Fund, Inc. (the "Fund")
                  Definitive Proxy Materials
                  File No.  811-5984
                  ------------------------------------------

Ladies and Gentleman:

     Pursuant to Rule 14a-6(b) of the Securities Act of 1934, as amended, please accept for filing on behalf of the Fund, definitive proxy materials, which include a Notice of Meeting, the Proxy Statement and Form of Proxy for the Fund's Annual Meeting of Stockholders (the "Meeting"), which is scheduled to be held on June 12, 2001.

     The proposals to be considered by Stockholders at the Meeting are: (i) election of three (3) Directors of the Fund and (ii) such other matters as may properly come before said Meeting.

     Should members of the Commission's staff have any questions or comments concerning this filing, please feel free to contact me at (617) 573-0527. Please return an electronic transmittal as evidence of your receipt of this filing via private mailbox at FIRSTDATAIN1@EDGAR.wanmail.net.

Very truly yours,
/s/ CHRISTOPHER HOWE
Christopher Howe
Regulatory Administration